UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2018

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

On April 2, 2018, FirstEnergy Corp. (the Company) issued a Letter to the Investment Community announcing that on March 31, 2018, FirstEnergy Solutions Corp. and all of its subsidiaries (collectively, FES) and FirstEnergy Nuclear Operating Company (FENOC) voluntarily filed petitions under Chapter 11 of the United States Bankruptcy Code with the U.S. Bankruptcy Court in the Northern District of Ohio in Akron. The letter also addresses discussions between the Company and certain FES noteholders. A copy of the Letter to the Investment Community is attached as Exhibit 99.1 hereto and is incorporated by reference in this Item 7.01.
The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The furnishing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 8.01    Other Events.

On March 28, 2018, FES announced its intent to exit operations of the following nuclear generating units through sale or deactivation:

•	Davis-Besse Nuclear Power Station (908 MW), in Oak Harbor, Ohio, by May 31, 2020;

•	Beaver Valley Power Station (1,872 MW), in Shippingport, Pennsylvania, Unit 1 by May 31, 2021, and Unit 2 by October 31, 2021; and

•	Perry Nuclear Power Plant (1,268 MW), in Perry, Ohio, by May 31, 2021.

This decision was made the same day by the board of directors of FES and FENOC, as owner and operator, respectively, of the generating units. Concurrent with FES’ announcement of its intent to exit operations of the nuclear generating units, FES filed a deactivation notice with PJM Interconnection, L.L.C. (PJM), the regional transmission organization that controls the area where the nuclear generating units are located. Additionally, FENOC verbally notified the Nuclear Regulatory Commission of the deactivations, with the required written notification expected to be made later this month.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:
Exhibit No.     Description
99.1        Letter to the Investment Community issued by FirstEnergy Corp., dated April 2, 2018

Forward-Looking Statements: This 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the ability to successfully execute an exit of commodity-based generation that minimizes cash outflows and associated liabilities, including, without limitation, the losses, guarantees, claims and other obligations of FirstEnergy Corp., together with its consolidated subsidiaries (FirstEnergy) as such relate to the entities previously consolidated into FirstEnergy, including FirstEnergy Solution Corp. (FES), its subsidiaries and FirstEnergy Nuclear Operating Company (FENOC), which have recently filed for bankruptcy protection; the potential for litigation and demands for payment by certain creditors of FES, its subsidiaries and FENOC against FirstEnergy; the risks associated with the bankruptcy cases of FES, its subsidiaries and FENOC, including, but not limited to, third party motions in the cases that could adversely affect FirstEnergy, its liquidity or results of operations; the ability to experience growth in the Regulated Distribution and Regulated Transmission segments and the effectiveness of our strategy to operate as a fully regulated business; the accomplishment of our regulatory and operational goals in connection with our transmission and distribution investment plans, including, but not limited to, our planned transition to forward-looking formula rates; changes in assumptions regarding economic conditions within our territories, assessment of the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, the ability to grow the earnings in our regulated businesses, continue to reduce costs and to successfully execute our financial plans designed to improve our credit metrics and strengthen our balance sheet; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings, including, but not limited to, any such proceedings related to vendor commitments; the uncertainties associated with the deactivation of our remaining commodity-based generating units, including the impact on vendor commitments, and as it relates to the reliability of the transmission grid, the timing thereof; costs being higher than anticipated and the success of our policies to control costs; the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any litigation, including New Source Review litigation, or potential regulatory initiatives or rulemakings; changes in customers' demand for power, including, but not limited to, changes resulting from the implementation of state and federal energy efficiency and peak demand reduction mandates; economic and weather conditions affecting future sales, margins and operations, such as significant weather events, and all associated regulatory events or actions; changes in national and regional economic conditions affecting FirstEnergy and/or our major industrial and commercial customers, and other counterparties with which we do business; the impact of labor disruptions by our unionized workforce; the risks associated with cyber-attacks and other disruptions to our information technology system that may compromise our generation, transmission and/or distribution services and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information regarding our business, employees, shareholders, customers, suppliers, business partners and other individuals in our data centers and on our networks; the impact of the regulatory process and resulting outcomes on the matters at the federal level and in the various states in which we do business, including, but not limited to, matters related to rates; the impact of the federal regulatory process on Federal Energy Regulatory Commission (FERC)-regulated entities and transactions, in particular FERC regulation of capacity markets, including PJM Interconnection, L.L.C. (PJM) markets; FERC regulation of cost-of-service rates; and FERC’s compliance and enforcement activity, including compliance and enforcement activity related to North American Electric Reliability Corporation’s mandatory reliability standards; the uncertainties of various cost recovery and cost allocation issues resulting from American Transmission Systems, Incorporated's realignment into PJM; the ability to comply with applicable state and federal reliability standards and energy efficiency and peak demand reduction mandates; other legislative and regulatory changes, including the federal administration's required review and potential revision of environmental requirements, including, but not limited to, the effects of the United States Environmental Protection Agency's Clean Power Plan, Combustion Residuals, Cross-State Air Pollution Rule and Mercury and Air Toxic Standards programs, including our estimated costs of compliance, Clean Water Act (CWA) waste water effluent limitations for power plants, and CWA 316(b) water intake regulation; changing market conditions that could affect the measurement of certain liabilities and the value of assets held in our pension trusts and other trust funds, and cause us and/or our subsidiaries to make additional contributions sooner, or in amounts that are larger, than currently anticipated; the impact of changes to significant accounting policies; the impact of any changes in tax laws or regulations, including the Tax Cuts and Jobs Act adopted on December 22, 2017, or adverse tax audit results or rulings; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us and our subsidiaries; further actions that may be taken by credit rating agencies that could negatively affect us and/or our subsidiaries’ access to financing, increase the costs thereof, letters of credit and other financial guarantees, and the impact of these events on the financial condition and liquidity of FirstEnergy and/or its subsidiaries; issues concerning the stability of domestic and foreign financial institutions and counterparties with which we do business; and the risks and other factors discussed from time to time in our United States Securities and Exchange Commission (SEC) filings, and other similar factors. Dividends declared from time to time on FirstEnergy Corp.'s common stock, and thereby on FirstEnergy Corp.'s preferred stock, during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.'s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy’s filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on our b usiness or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. We expressly disclaim any obligation to update or revise, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 2, 2018

FIRSTENERGY CORP.
Registrant

By:	/s/ Jason S. Petrik
Jason S. Petrik Assistant Controller

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